UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2022 (January 3, 2022)

First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 3, 2022, First Citizens BancShares, Inc. (“First Citizens”) completed its previously announced merger (the “Merger”) with CIT Group Inc., a Delaware corporation (“CIT”), pursuant to an Agreement and Plan of Merger, dated as of October 15, 2020, as amended by Amendment No. 1, dated as of September 30, 2021 (as amended, the “Merger Agreement”), by and among First Citizens, First-Citizens Bank & Trust Company (“FCB”), FC Merger Subsidiary IX, Inc., a direct, wholly owned subsidiary of FCB (“Merger Sub”), and CIT, the parent company of CIT Bank, N.A., a national banking association (“CIT Bank”). Pursuant to the Merger Agreement, on the closing date, Merger Sub merged with and into CIT, with CIT as the surviving entity (the “First-Step Merger”), and immediately following the effective time of the First-Step Merger (the “Effective Time”), CIT merged with and into FCB, with FCB as the surviving entity (the “Second-Step Merger” and together with the First-Step Merger, the “Mergers”). Immediately following the consummation of the Mergers, CIT Bank merged with and into FCB, with FCB as the surviving bank (together with the Mergers, the “Transaction”).

Under the terms of the Merger Agreement, at the Effective Time, each share of CIT common stock, par value $0.01 per share (“CIT Common Stock”), issued and outstanding as of immediately prior to the Effective Time, except for certain shares of CIT Common Stock owned by CIT or First Citizens, was converted into the right to receive 0.06200 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of First Citizens Class A Common Stock, par value $1.00 per share (“First Citizens Common Stock”), plus, if applicable, cash in lieu of fractional shares of First Citizens Common Stock.

At the Effective Time, each issued and outstanding share of fixed-to-floating rate non-cumulative perpetual preferred stock, series A, par value $0.01 per share, of CIT (“CIT Series A Preferred Stock”) and 5.625% non-cumulative perpetual preferred stock, series B, par value $0.01 per share, of CIT (“CIT Series B Preferred Stock”), automatically converted into the right to receive one share of a newly created series of preferred stock, series B, of First Citizens (“First Citizens Series B Preferred Stock”) and one share of a newly created series of preferred stock, series C, of First Citizens (“First Citizens Series C Preferred Stock” and together with the First Citizens Series B Preferred Stock, the “New First Citizens Preferred Stock”), respectively, having such rights, preferences, privileges and voting powers, and limitations and restrictions, taken as a whole, that are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions, taken as a whole, of the CIT Series A Preferred Stock and the CIT Series B Preferred Stock, respectively. The non-callable period for the New First Citizens Preferred Stock was extended for five years to January 4, 2027.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each restricted stock unit award or performance stock unit award in respect of shares of CIT Common Stock, including any deferred restricted stock unit award (each, a “CIT Award”) outstanding prior to the Effective Time, other than a CIT Director RSU Award (defined below), automatically converted into a restricted stock unit in respect of a number of shares of First Citizens Common Stock (a “First Citizens Award”) equal to (a) the number of shares of CIT Common Stock subject to such CIT Award immediately prior to the Effective Time based on target level performance multiplied by (b) the Exchange Ratio, subject to the same terms and conditions applicable to the existing CIT Award (except, in the case of performance stock unit awards, for any performance goals or metrics), and (ii) each restricted stock unit award in respect of shares of CIT Common Stock that (a) was outstanding and unvested immediately prior to the Effective Time, (b) was held by a member of the Board of Directors of CIT, (c) automatically vested upon the Effective Time in accordance with its terms, and (d) was not subject to a deferral election (each, a “CIT Director RSU Award”) automatically converted into the right to receive the Merger Consideration.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

In connection with the Transaction, on January 4, 2022, FCB assumed, through merger and the execution of instruments of assumption, the following indentures and securities issued thereunder:

$1,250,000,000 5.000% Senior Unsecured Notes due 2022
Indenture
Indenture (Senior Debt Securities), dated as of March 15, 2012, as amended, among CIT, as issuer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (the “2012 Senior Indenture”)

Maturity	August 15, 2022
Interest	5.000% per annum paid semiannually on February 15 and August 15 of each year
Principal Balance as of December 31, 2021	$1,147,000,000.00

$750,000,000 5.000% Senior Unsecured Notes due 2023
Indenture	2012 Senior Indenture
Maturity	August 1, 2023
Interest	5.000% per annum paid semiannually on February 1 and August 1 of each year
Principal Balance as of December 31, 2021	$750,000,000.00

$500,000,000 4.750% Senior Unsecured Notes due 2024
Indenture	2012 Senior Indenture
Maturity	February 16, 2024
Interest	4.750% per annum paid semiannually on February 16 and August 16 of each year
Principal Balance as of December 31, 2021	$500,000,000.00

$500,000,000 3.929% Senior Unsecured Fixed-to-Floating Rate Notes due 2024
Indenture	2012 Senior Indenture
Maturity	June 19, 2024
Interest
3.929% per annum paid semiannually on June 19 and December 19 of each year during the fixed rate period, and a variable rate per annum paid quarterly on September 19, 2023, December 19, 2023, March 19, 2024 and June 19, 2024 during the floating rate period

Principal Balance as of December 31, 2021	$500,000,000.00

$500,000,000 5.250% Senior Unsecured Notes due 2025
Indenture	2012 Senior Indenture
Maturity	March 7, 2025
Interest	5.250% per annum paid semiannually on March 9 and September 9 of each year
Principal Balance as of December 31, 2021	$500,000,000.00

$550,000,000 2.969% Senior Unsecured Fixed-to-Floating Notes due 2025
Indenture	Issuing and Paying Agency Agreement, dated as of September 23, 2019, between CIT Bank, as issuer, and Deutsche Bank Trust Company Americas, as issuing and paying agent, transfer agent and registrar
Maturity	September 27, 2025
Interest
2.926% per annum paid semiannually on March 27 and September 27 of each year during the fixed rate period, and a variable rate per annum paid quarterly on December 27, 2024, March 27, 2025, June 27, 2025, and September 27, 2025 during the floating rate period

Principal Balance as of December 31, 2021	$315,249,000.00

$500,000,000 6.000% Senior Notes due 2036
Indenture	Indenture (Senior Debt Securities), dated as of January 20, 2006, as amended, between CIT, as issuer, and The Bank of New York Mellon, as trustee
Maturity	April 1, 2036
Interest	6.000% per annum paid semiannually on April 1 and October 1 of each year
Principal Balance as of December 31, 2021	$51,353,000.00

$400,000,000 6.125% Subordinated Notes due 2028
Indenture
Indenture (Subordinated Debt Securities), dated as of March 9, 2018, as amended, among CIT, as issuer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (the “2018 Subordinated Indenture”)

Maturity	March 9, 2028
Interest	6.125% per annum paid semiannually on March 9 and September 9 of each year
Principal Balance as of December 31, 2021	$400,000,000.00

$100,000,000 4.125% Fixed-to-Fixed Rate Subordinated Notes due 2029
Indenture	2018 Subordinated Indenture
Maturity	November 13, 2029
Interest
4.125% per annum prior to the reset date, and thereafter a fixed rate determined by reference to the five-year U.S. Treasury rate as of the reset determination date, paid semiannually on May 13 and November 13 of each year

Principal Balance as of December 31, 2021	$100,000,000.00

The descriptions set forth above of each of the debt securities and of FCB’s obligations thereunder are qualified in their entirety by reference to the applicable indenture and related indenture documents.

The instruments of assumption pursuant to which FCB assumed the above financial obligations, as well as the indentures, credit agreement and related documents pursuant to which such financial obligations were originally issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. First Citizens agrees to furnish a copy of such documents to the Securities and Exchange Commission upon request.

Item 3.03.	Material Modifications to Rights of Security Holders.

On January 3, 2022, in connection with the consummation of the Transaction, First Citizens filed two certificates of designation with the Secretary of State of the State of Delaware to fix the designations, preferences, limitations and relative rights of each series of the New First Citizens Preferred Stock.

The description of the New First Citizens Preferred Stock under the section of the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 (File No. 333-250131) filed by First Citizens with the Securities and Exchange Commission (the “Commission”) on November 16, 2020, as amended December 21, 2020 (as so amended, the “Joint Proxy Statement/Prospectus”) entitled “Description of New First Citizens Preferred Stock” is incorporated herein by reference. The description of the terms of the New First Citizens Preferred Stock in the Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of the certificates of designation, which are filed hereto as Exhibits 4.1 and Exhibit 4.2 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

EXECUTIVE OFFICERS

Vice Chairwoman of the Board. At the Effective Time, pursuant to the terms of the Merger Agreement, Ellen R. Alemany, the former Chairwoman and Chief Executive Officer of CIT, was appointed as the Vice Chairwoman of First Citizens and FCB. As previously described in the Joint Proxy Statement/Prospectus, Ms. Alemany entered into a letter agreement with First Citizens setting forth the terms of her employment with First Citizens following the consummation of the Transaction. For a description of Ms. Alemany’s letter agreement and additional information about the arrangements and transactions with respect to Ms. Alemany, please see the section in the Joint Proxy Statement/Prospectus entitled “Interests of CIT’s Directors and Executive Officers in the Mergers”. Such description is incorporated herein by reference. As of the date of this Current Report, Ms. Alemany owned 18,807 shares of First Citizens Common Stock, 30,000 shares of First Citizens Series C Preferred Stock and held restricted stock units (“RSUs”) representing the right to receive a total of 20,080 shares of First Citizens Common Stock, as described below.  For more information regarding these RSUs, see Item 8.01 of that certain CIT Current Report on Form 8-K dated the date hereof, and which is incorporated herein by reference.

Immediately prior to the Effective Time of the First-Step Merger, Ms. Alemany held RSUs representing the right to receive a total of 274,351 shares of CIT Common Stock, of which 52,927 shares were scheduled to vest on March 1, 2022, 36,597 shares were scheduled to vest on March 1, 2023, 76,858 shares were scheduled to vest on March 1, 2024 and 107,968 shares were scheduled to vest on the earlier of (1) December 17, 2024 and (2) the second anniversary of the closing of the Mergers, subject to a performance-based vesting hurdle and Ms. Alemany’s continued employment with CIT up to and including each vesting date. At the Effective Time, the RSUs converted into the right to receive 17,012 shares of First Citizens Common Stock using the same Exchange Ratio applied to shares of CIT in the First-Step Merger (rounded up to the nearest whole share). The terms and conditions that apply to vesting, settlement, rights to dividend equivalents, etc. will continue to apply; provided, however, that if she experiences an eligible termination of employment or retirement her RSUs will vest in full.

Immediately prior to the Effective Time of the First-Step Merger, Ms. Alemany also held performance share units (“PSUs”) representing the right to receive a target of 49,476 shares if CIT achieves certain applicable performance targets for the 2020-2022 performance period, subject to Ms. Alemany’s continued employment with CIT up to and including the conclusion of the applicable performance period.  Pursuant to the terms of the underlying award agreements, performance targets are considered to have been achieved at 100% of target in the event of a change in control of CIT. Therefore, at the Effective Time, the PSUs converted into RSUs representing the right to receive 3,068 shares of First Citizens Common Stock using the same Exchange Ratio being applied to shares of CIT in the First-Step Merger (rounding up to the nearest whole share). The terms and conditions that apply to vesting, settlement, rights to dividend equivalents, etc. will continue to apply; provided, however, that if she experiences an eligible termination of employment or retirement these RSUs will vest in full.

The terms of the underlying award agreements provide that, in the discretion of the committee that administers the plan under which the awards were granted, in lieu of the delivery of shares, the awards and any dividend equivalents payable in shares may be settled in cash.

Chief Credit Officer. At the Effective Time, Marisa J. Harney, the former Chief Credit Officer of CIT, was appointed as the Chief Credit Officer of FCB. In connection with entering into the Merger Agreement, FCB entered into a letter agreement with Ms. Harney with respect to the terms of Ms. Harney’s employment with and service to FCB following the consummation of the Transaction. Ms. Harney will receive an annual base salary no less than that in effect immediately prior to the consummation of the Mergers (currently $500,000). In addition, Ms. Harney is eligible for incentive compensation opportunities commensurate with those provided to other senior executives of FCB, except that her short term incentive payout for 2021 (which will be paid in 2022) will be no less than 85 percent of target. As an incentive for her to remain employed with FCB, Ms. Harney is eligible to receive a retention bonus that will vest in full and become non-forfeitable upon the second anniversary of the closing date of the Mergers, unless prior to that date she incurs an eligible termination or retirement, each as defined in the letter agreement. The amount of her retention bonus will be $2,336,500. The retention bonus will be paid in a lump sum upon separation from service, conditioned upon the execution of a release of all claims. Ms. Harney is also entitled to a special bonus of $500,000, which will, subject to continued employment, be paid 50 percent on the first anniversary of the closing date of the Mergers and 50 percent on the second anniversary of the closing date of the Mergers, unless prior to those dates she incurs an eligible termination, in which case she will immediately receive any unpaid portion of the special bonus. Ms. Harney will remain subject to the terms of her existing restrictive covenant agreements with CIT. As of the date of this Current Report, Ms. Harney owned 475 shares of First Citizens Common Stock and held RSUs representing the right to receive a total of 1,341 shares of First Citizens Common Stock, as described below.

Immediately prior to the Effective Time of the First-Step Merger, Ms. Harney held RSUs representing the right to receive a total of 16,638 shares of CIT Common Stock, of which 5,293 shares were scheduled to vest on March 1, 2022, 3,660 shares were scheduled to vest on March 1, 2023, and 7,686 shares were scheduled to vest on March 1, 2024, subject to a performance-based vesting hurdle and Ms. Harney’s continued employment with CIT up to and including each vesting date. At the Effective Time, the RSUs converted into the right to receive 1,034 shares of First Citizens Common Stock using the same Exchange Ratio applied to shares of CIT in the First-Step Merger (rounded up to the nearest whole share). The terms and conditions that apply to vesting, settlement, rights to dividend equivalents, etc. will continue to apply; provided, however, that if she experiences an eligible termination of employment or retirement her RSUs will vest in full.

Immediately prior to the Effective Time of the First-Step Merger, Ms. Harney also held PSUs representing the right to receive a target of 4,948 shares if CIT achieves certain applicable performance targets for the 2020-2022 performance period, subject to Ms. Harney’s continued employment with CIT up to and including the conclusion of the applicable performance period.  Pursuant to the terms of the underlying award agreements, performance targets are considered to have been achieved at 100% of target in the event of a change in control of CIT. Therefore, at the Effective Time, the PSUs converted into RSUs representing the right to receive 307 shares of First Citizens Common Stock using the same Exchange Ratio being applied to shares of CIT in the First-Step Merger (rounding up to the nearest whole share). The terms and conditions that apply to vesting, settlement, rights to dividend equivalents, etc. will continue to apply; provided, however, that if she experiences an eligible termination of employment or retirement these RSUs will vest in full.

The terms of the underlying award agreements provide that, in the discretion of the committee that administers the plan under which the awards were granted, in lieu of the delivery of shares, the awards and any dividend equivalents payable in shares may be settled in cash.

First Citizens Executive Compensation Programs

Ms. Alemany and Ms. Harney will be eligible to participate in all of First Citizen’s executive-level compensatory programs. Additional information concerning First Citizens’ compensatory plans and programs for executive officers is provided in the sections of First Citizens’ definitive proxy statement for the 2021 annual meeting of shareholders (the “2021 Annual Proxy Statement”) captioned “Compensation Discussion and Analysis,” “Executive Compensation” and “Post-Employment Compensation”, which are incorporated herein by reference.

First Citizens Executive Officers after the Transaction

Following the Effective Time, the executive officers of First Citizens were as follows:

Name	Executive Position
Frank B. Holding, Jr.	Chairman and Chief Executive Officer
Hope H. Bryant	Vice Chairwoman
Ellen R. Alemany	Vice Chairwoman
Peter M. Bristow	President
Craig L. Nix	Chief Financial Officer
Marisa J. Harney	Chief Credit Officer
Lorie K. Rupp	Chief Risk Officer
Jeffery L. Ward	Chief Strategy Officer
Matthew G.T. Martin	Chief Counsel and Corporate Secretary

DIRECTORS

Election of New Directors.

At the Effective Time, as previously disclosed in the 2021 Annual Proxy Statement and in accordance with the Merger Agreement, the following individuals, each of whom was a member of the Board of Directors of CIT immediately prior to the consummation of the Transaction, were elected to the First Citizens Board of Directors: (i) Ellen R. Alemany, (ii) Michael A. Carpenter, and (iii) Vice Admiral John R. Ryan, USN (Ret) (collectively, the “New Directors”).

Other than the Merger Agreement, and in the case of Ms. Alemany, her letter agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.  There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Biographical & Other Information.

Biographical and other information related to the New Directors and Ms. Harney is provided in the 2021 Annual Proxy Statement under the caption “Proposed New Directors and Executive Officers”, which information is incorporated herein by reference. Based on its review and application of the independence criteria contained in the listing requirements of The NASDAQ Stock Market (“Nasdaq”), the First Citizens’ Board of Directors has determined that each of Mr. Carpenter and Vice Admiral Ryan is independent under applicable Nasdaq listing standards.

Board Committee Assignments after the Merger.

Following the Effective Time, the major committees of the Board of Directors of First Citizens will be comprised of the following members:

•	Audit Committee: The audit committee is chaired by H. Lee Durham, Jr. and also includes John M. Alexander, Jr., Michael A. Carpenter, Daniel L. Heavner and Floyd L. Keels.

•	Risk Committee: The risk committee is chaired by Robert R. Hoppe and also includes Victor E. Bell III, Robert E. Mason IV and Vice Admiral John R. Ryan, USN (Ret).

•
Compensation, Nominations and Governance Committee (the “CNGC Committee”): The CNGC Committee is chaired by Robert T. Newcomb and also includes Victor E. Bell III, H. Lee Durham, Jr. and Robert E. Mason IV.

Stock Ownership of New Directors

Michael A. Carpenter.  Immediately prior to the Effective Time of the First-Step Merger, Mr. Carpenter held RSUs representing the right to receive a total of 20,760 shares of CIT Common Stock. Pursuant to the terms of the underlying award agreements, these RSUs vested in full on the Effective Date of the First-Step Merger. Mr. Carpenter previously elected to have settlement of these awards deferred until he is no longer a director. In addition, Mr. Carpenter previously deferred settlement of 14,983 fully-vested RSUs granted to him in 2011-2014 until he is no longer a director. Therefore, in connection with the Transaction, a total of 35,744 RSUs were converted into the right to receive First Citizens Common Stock and settled following closing.  As of the date of this Current Report, Mr. Carpenter owned 2,215 shares of First Citizens Common Stock.

Vice Admiral John R. Ryan (USN (Ret.).  Immediately prior to the Effective Time of the First-Step Merger, Vice Admiral Ryan held RSUs representing the right to receive a total of 9,997 shares of CIT Common Stock and additional RSUs representing the right to receive the value of 1,622 shares of CIT Common Stock in cash. Pursuant to the terms of the underlying award agreements, these RSUs vested in full on the Effective Time of the First-Step Merger. The cash-settled RSUs were settled in cash equal to the value of $813.02 per RSU following closing.  Vice Admiral Ryan previously elected to have settlement of these stock-settled awards deferred until he is no longer a director. In addition, Vice Admiral Ryan previously deferred settlement of 20,206 fully-vested RSUs granted to him in 2011-2014 until he is no longer a director. Therefore, in connection with the Transaction, a total of 30,203 RSUs were converted into the right to receive First Citizens Common Stock and settled following closing.  As of the date of this Current Report, Vice Admiral Ryan owned 1,871 shares of First Citizens Common Stock.

Director Compensation.

Each New Director (other than Ms. Alemany who will be compensated as an executive officer) will be compensated in accordance with the 2021 standard schedule of fees under which compensation is paid to non-employee directors included in the 2021 Annual Proxy Statement under the caption “2020 Director Compensation”, which is incorporated herein by reference. The New Directors will be paid the annual retainer of $200,000, prorated based on the number of days remaining in their terms prior to the 2022 Annual Meeting.

Item 8.01.	Other Events

On January 4, 2022, First Citizens issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statement of business acquired

The financial statements of CIT required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date of this Current Report is required to be filed.

(d) Exhibits. The following exhibit accompanies this Current Report.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 15, 2020, by and among First Citizens BancShares, Inc., First-Citizens Bank & Trust Company, FC Merger Subsidiary IX, Inc., and CIT Group Inc. (incorporated by reference to Exhibit 2.1 to First Citizens’ current report on Form 8-K filed on October 20, 2020)

2.2
Amendment No. 1, dated September 30, 2021, to the Agreement and Plan of Merger dated October 15, 2020 (incorporated by reference to Exhibit 2.1 to First Citizens’ current report on Form 8-K filed on September 30, 2021)

4.1	Certificate of Designation of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B

4.2	Certificate of Designation of 5.625% Non-Cumulative Perpetual Preferred Stock, Series C

99.1	Press Release of First Citizens BancShares, Inc., dated January 4, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 4, 2022	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer